Exhibit 10.02

Execution Copy

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

THIRD AMENDEMENT TO THE
VIDEO ON DEMAND LICENSE AGREEMENT

This Third Amendment, effective as of September 8, 2007 (“Effective Date”) hereby amends the Video on Demand License Agreement regarding carriage of motion pictures on a “video on demand” basis that was entered into by and between NEW FRONTIER MEDIA, INC., a Colorado Corporation (“Licensor”) and TIME WARNER CABLE LLC (f/k/a Time Warner Cable, a division of Time Warner Entertainment Company, L.P., a Delaware partnership) (“TWC”) as of the 13th day of March, 2000, as subsequently amended (the “Agreement”).  Licensor and TWC hereby agree as follows:

1.                                       Amendments to Agreement.  The following provisions amend certain provisions set forth in the Agreement and such provisions shall govern the parties’ relationship with respect to the Programs provided to TWC by Licensor under the Agreement and this Third Amendment.

A.                                   Programs.  Section 4(a) of the Agreement is hereby modified by adding “and a [***] Gay Films [***]” after the phrase “and [***] Thrillers” in the first sentence of such Section.

B.                                     Programs.  Section 4(c) of the Agreement is hereby modified by (i) deleting the word “or” between the phrases [***] and [***] in the first sentence of such Section and inserting a comma (“,”) in its place, and (ii) adding the following phrase at the end of such first sentence, prior to the period:  “, [***]”.

C.                                     Programs.  The following shall be added as a new Section 4(f) to the Agreement:  “Each “Gay Film” provided by Licensor [***].  Each Gay Film provided by Licensor shall be rated (or if not rated, would be rated, in accordance with the “Adult Content Comparison Chart” attached hereto as Exhibit F) no more graphic than [***].  Notwithstanding anything to the contrary herein, the descriptions and restrictions set forth in Sections 4(c) through 4(e) shall not be applicable to “Gay Films”.

D.                                    Fees.  Section 5(a) of the Agreement is hereby modified by adding to the end of such first sentence the phrase “and a License Fee for each Buy of [***] equal to the greater of [***] in connection with such Buy or [***].”

E.                                      Payments; Reports.  Section 6(b) of the Agreement is hereby modified by adding “, Gay Films,” after the phrase “Such statement shall include, without limitation, the number of Buys during the relevant [***] of all Events, Thrillers”.

F.                                      Definitions.  Section 1(c) of the Agreement (the definition of “Program”) is hereby modified by adding “, Gay Film” after the phrase “Adult Feature Film, Thriller”.

G.                                     Representations and Warranties.  Section 9(b) of the Agreement is hereby modified by deleting the period at the end of the first sentence thereof and adding at the end of such first sentence the following:  “or (iii) violates any applicable law or regulation.  Without

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

limiting the generality of the foregoing, Licensor represents, warrants and covenants that (A) each Program is, and throughout the Term shall be, in all respects in compliance with the requirements of the Child Protection and Obscenity Enforcement Act of 1988, as amended by the Child Protection Restoration and Penalties Enhancement Act of 1990 and as further amended (now or in the future), and all rules and regulations promulgated thereunder (collectively, the “CPOEA”), (B) Licensor shall keep all records required by, and in compliance with, the CPOEA and will serve as custodian of record of such records at its place of business, and (C) there shall be no “minor” (as such term is most liberally construed pursuant to the laws of any state) appearing in any of the Programs.”.

H.                                    Exhibit.  Exhibit F attached hereto is hereby appended to the Agreement as “Exhibit F”.

2.                                       All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Third Amendment, in which case the provisions of this Third Amendment shall prevail.  Subject to the foregoing, this Third Amendment and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one and the same document, and references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended by this Third Amendment.

Signature Page to Follow

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ACCEPTED AND AGREED:

Time Warner Cable LLC		New Frontier Media, Inc.

By:	/s/ Melinda C. Witmer	By:	/s/ Ken Boenish
Name: Melinda C. Witmer		Name: Ken Boenish
Title: SVP, Chief Programming Officer		Title: President

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit F

[***]

[Table Illustrating Differences between Editing Standards Omitted.]